Exhibit 10.3

                               Sigma Limited S.A.
                            Rue-Fritz-Courvoisier 40
                              2300 La Chaux-deFonds
                                   Switzerland

                                January 19, 2000

Ikon Ventures, Inc
163-169 Brompton Road
London SW3 1PY
England

Gentlemen:

                  Reference is made to the Consulting Agreement between us dated as of July 1, 1997, as amended on October 10, 1997. This will confirm our agreement that Ikon may defer payment of the fees payable under the Consulting Agreement, effective for the month of January 2000, until the earlier of such time as Ikon shall have funds available to make such payments or upon the closing of a combination transaction between Ikon and a third party, whereupon all accrued but unpaid fees shall be immediately due and payable.

                                                     Very truly yours,

                                                     SIGMA LIMITED S.A.



                                                     By: /s/ Ian Rice
                                                         Authorized Agent